Exhibit 99

Rowan Companies, Inc. Investor Presentation

2 Forward Looking Statement This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

3 Rowan Companies, Inc. is a major provider of international and domestic offshore and land contract drilling services. The Company also owns and operates a manufacturing division that produces equipment for the drilling, mining and timber industries. NYSE: RDC Market Cap: $4.4 billion Headquarters: Houston, Texas Employees: ~ 5,000 Corporate Overview

4 OFFSHORE LAND MANUFACTURING East 0.57 0.11 0.32 Offshore Land MANUFACTURING East 0.63 0.1 0.27 OFFSHORE LAND MANUFACTURING East 0.6 0.11 0.29 2005 2007 Est. 2006 Offshore 63% Revenue Breakdown Offshore 60% Offshore 57% Manufacturing 27% Land 10% Manufacturing 29% Land 11% Manufacturing 32% Land 11%

History of Industry Firsts


1923
Rowan Drilling Company founded by brothers Charlie & Arch Rowan
1924
Rowan brings in Simmons No. 1, starting an oil boom in Wortham, TX
1935
Rowan buys first diesel electric rig
1954
Rowan undertakes first platform-mounted drilling job in deep water
1957
Rowan's first crew sent to drill in Alaska
1967
Rowan completes initial public offering on the American Stock Exchange
1970
Rowan begins jack-up rig drilling & enhancements to its fleet
1976
Rowan listed on the New York Stock Exchange
1978
Rowan & LTI invent the first cantilever jack-up drilling rig, the *Rowan Fort Worth*
1984
LTI delivers the first harsh environment jack-up, the *Rowan Gorilla*
1994
Rowan acquires synergistic manufacturing subsidiary, LTI
1998
LTI delivers Rowan's first *Super Gorilla* class jack-up rig
2004
LTI delivers Rowan's first *Tarzan* Class rig
2006
Rowan moves 4 jack-ups to the Middle East
2007
Rowan announces construction of 6 new jack-ups

5

6 Land Drilling Manufacturing Continue growth of LTI Become clear #2 in oilfield drilling equipment market Support offshore and land drilling divisions State-of-the-art rig designs Reduced newbuild rig costs Superior maintenance and service Offshore Drilling Aggressive jack-up fleet growth Become the leading high spec offshore driller Double fleet in 10 years Assess strategic opportunities in deep-water market Rig or company acquisition Strategic Plan Grow land drilling fleet Become the leading high spec land driller Expand fleet to 50 rigs in 10 years Support offshore drilling division Develop crews for the Offshore Drilling Division Validate prototype equipment for offshore fleet Mission To increase long term shareholder value by being the world's most capable provider of high specification contract drilling services and oilfield drilling equipment Reduce income tax cost

7 Business Unit Synergy OFFSHORE DRILLING > Manufacturing division designs and builds differentiated rigs for high spec, high dayrate markets, and lowers rig life cycle costs > Land drilling division provides crews LAND DRILLING > Manufacturing division cost effectively grows high spec fleet MANUFACTURING > Offshore and land divisions accelerate manufacturing growth and division value creation Prototypes, accelerates growth Newbuild speed, flexibility and cost benefit Offshore Drilling Manufacturing Land Drilling Operating leadership Crew training, equipment testing Leading edge rig design; newbuild speed, flexibility and cost benefit Prototypes, accelerates growth

8 State-of-the-art rig fleet The highest specification jack-up fleet worldwide New build jack-ups have high return on investment International expansion Rowan now generates over 50% of drilling revenue from foreign operations Growing, synergistic manufacturing business Rig designs and service maintain long-term differentiation as high capability driller Able to expand rig fleet with reduced risk New rig designs will exploit niche markets and weather industry downturns Operational excellence Experienced leadership team and highly-skilled operating crews Loyal customer base Rated #1 overall in Total Customer Satisfaction* *According to the 2006 Energy Point Research Drilling and Wellsite Contractors survey Competitive Advantages

9 2004 2005 2006 9/30/2007 East 12200 18400 22600 23200 Average Land Day Rates Average Jack-Up Day Rates 2004 2005 2006 9/30/2007 1st half 49100 78500 141300 153400 Rowan's High Spec Rig Fleet 29 high spec land rigs currently operating in Texas, Louisiana, Oklahoma and Alaska 19 of the 29 rigs are on term contracts, 3Q 2007 average day rate: $ 23,300 3Q land rig utilization was 96% Average Well Depth: 16,615' Land Offshore 2007: Own 8 of 12 high spec jack-up rigs (2 million lb. hook load) in the world 2011: Will own 17 of 36 high spec rigs 21 jack-up rigs working in the GOM, the Middle East, North Sea and Trinidad 17 premium cantilever jack-up rigs featuring 3 harsh environment Gorilla class rigs, 4 enhanced Super Gorilla class rigs and 3 Tarzan class rigs 4 conventional jack-up rigs, including 3 rigs with skid base capability Have capability of drilling to depths of up to 35,000 feet in up to 550 feet of water 3Q 2007 average day rate: $158,200 with offshore rig utilization of 99%

Rowan Peer Group DR Current 138125 76430 DR Over time 98872 75259 $ $138,125 $98,872 $76,430 $75,259 Superior Dayrates and Utilization 100% 97% 79% 91% Average Dayrate - Current Average Dayrate - 2004-2007* U.S. Gulf of Mexico Rowan Peer Group DR Current 152500 109781 DR Over time 131898 84644 $ $152,500 $131,893 $109,781 $84,644 100% 100% 100% Middle East 100% Rowan Peer Group DR Current 220000 170302 DR Over time 178879 110218 $ 220,000 $178,879 $170,302 $110,218 100% 100% 100% 100% North Sea % Utilization * Middle East statistics are for 2006-2007

11 Why Build Additional High Spec Jack-Ups? Meet customer demand Deep gas, extended reach, niche market jack-ups earn higher dayrates and have higher utilization Expand presence in the Middle East and North Sea, and enter additional international markets Invest for long-term growth at high rates of return Increase shareholder value

High Spec Jack-Ups Will Be Required To Meet The Operational Challenges Of The Future Maersk- Al Shaheen Project Qatar Rowan Paris II6-C- 24,300 ft. Multilateral

High Spec Jack-Ups Will Be Required To Meet The Operational Challenges Of The Future Maersk- Tyra Platform Offshore Denmark Gorilla VII- 28,400 ft.

High Spec Jack-Up as Attractive as Floater Market Current Fleet New Builds Major Markets Pretax ROI (New Build) High Spec Jack-up 12 24 GOM, Brazil, ME, W. Africa, North Sea 25% High Spec Floater* 24 50 GOM, Brazil, ME, W. Africa, North Sea 18% Only 12 of the 407 jack-ups in the current worldwide fleet are high spec. Rowan owns eight of these and is building nine more. Includes data supplied by ODS-Petrodata * High spec floaters are defined as 7800' water depth or greater

Contracted (368) Not Contracted (42) Worldwide Utilization: 90% Forecasted Supply Deficit: 35 - 46 jack-ups 1st Qtr East 2 West 0 1st Qtr East 58 West 12 1st Qtr East 35 West 0 1st Qtr East 31 West 0 Mediterranean: 100% C & S America: 88% US GOM: 63% Mexico: 100% West Africa: 100% North Sea: 100% Middle East: 94% SE Asia: 100% 19 52 31 1st Qtr East 16 West 4 2 36 25 87 6 41 15 30 1st Qtr East 30 West 0 Indian Ocean: 100% 33 Australia: 100% 1st Qtr East 2 West 0 3 Includes data supplied by ODS-Petrodata, Inc; Copyright 2007 Eastern Canada 410 Total jack-ups Current Worldwide Jack-up Supply / Demand 12-14 rig deficit 1 rig deficit 3-4 rig deficit 2 rig deficit 2-4 rig deficit 4-7 rig deficit 7-9 rig deficit 2-3 rig deficit 2 rig deficit

16 Middle East: 42 jack-ups Migration INTO the region Migration OUT of the region Projected Demand 2007 - 2011: 77- 81 rigs Medium Term Jack-up Deficit of 80 Rigs Eastern Canada: 1 jack-up US GOM Mexico: 10-14 jack-ups Trinidad: 1 jack-ups Brazil: 2 jack-ups Argentina: 1 jack-up North Sea: 2 jack-ups Med / Black Sea : 2 jack-ups West Africa: 12 jack-ups Indian Ocean: 3 Rigs SE Asia: Newbuild exit region Australia: 2 jack-ups ODS Petrodata Sources: ODS-Petrodata, and Pareto Securities

17 Average Jack-up Fleet Age, by Company Rowan 21 Rigs *2007 Rowan 30 Rigs *2011 ENSCO 44 Rigs GSF 43 Rigs Noble 40 Rigs Pride 28 Rigs Diamond 12 Rigs

2007 2008 2009 2010 East 9 34 29 8 18 2007 2008 2009 2010 East 9 34 29 8 9 34 29 8 Approximately 90 percent of the current fleet is over 20 years old, and 45 percent is over 30 years old. Attrition will continue, and the market will demand approximately 80 additional jack-ups (net of attrition) over the next four years. Jack-up Newbuilds Less Than Demand Contracted Newbuild Jack-ups

19 Strong relationships with jack-up operators world-wide 28 operators employ 70% of global jack-up fleet Not dependent on Gulf of Mexico Deep gas could revive U.S. GOM Shelf in 2008, 2009 Additional high-spec jack-ups could re-enter GOM if Deep Gas proves successful Strength in the Middle East Only company to mobilize 6 rigs without penalty, driven by operational excellence. Strong demand in the Middle East will continue to drive the global jack-up market Demand in the North Sea will continue to attract high spec jack-ups Continued diversification of jack-up fleet to international markets - Middle East, West Africa, Mediterranean, North Sea, South America Rowan's International Focus

20 2nd Quarter 2007 (Net Book Value Per Area) 4th Quarter 2006 The Middle East and the U.S. Gulf of Mexico are the two dominant jack-up markets, together demanding 50 percent of the world fleet USGOM MID Nsea ECAN Trinidad East 51 5 29 14 2 USGOM ME NSEA Trinidad East 33 26 39 2 U.S. Gulf of Mexico 33% Middle East 26% North Sea 39% Trinidad 2% Trinidad 2% USGOM MID Nsea ECAN Trinidad East 51 5 29 14 2 International Expansion Continues U.S. Gulf of Mexico 51% North Sea 29% Eastern Canada 13% Middle East 5%

21 Rowan's Offshore Fleet 2011 - 30 Total Jack-ups Gorilla Super 250 S 300-350 S 300-350 C TARZAN Class 240-C Enhanced 166-C East 3 4 2 2 7 4 4 4 Gorilla Class 3 Rigs 10% 300-350' 116-C 7 Rigs 23% 350' Slot 2 Rigs 7% 250'- 300'Slot 2 Rigs 7% TARZAN Class 4 Rigs 13% Super Gorilla Class 4 Rigs 13% 240-C 4 Rigs 13% 375'116-C 4 Rigs 13%

22 2005: 20 jack-ups 2007: 21 jack-ups 2011: 30 jack-ups Total Fleet Fleet Location - Present and Future West Africa 2011 - 2-3 jack-ups Middle East 2007 - 8 Jack-ups 2011 - 15-17 jack-ups Mediterranean 2011 - 3 jack-ups North Sea 2005 - 2 Jack-ups 2007 - 3 Jack-ups 2011 - 4-5 jack-ups Eastern Canada 2005 - 1 jack-up U.S. Gulf of Mexico 2005 - 17 Jack-ups 2007 - 9 Jack-ups 2011 - 3-4 Jack-ups Mexico 2011 - 2 jack-ups Trinidad 2007 - 1 Jack-up 2011 - 2 Jack-ups

23 Mining Products Drilling Systems Power Systems Forestry Products Steel Products Offshore Products LeTourneau Technologies, Inc. Land Products

24 Forestry & Mining Mining Distribution Forestry Distribution Drilling Products Distribution LeTourneau Technologies, Inc. - Worldwide Operations

25 2004 2005 2006 2007 est. 1st half 489 751 1100 1474 Consolidated Revenue (In Millions) 2004 2005 2006 2007 est. 1st half 87 291 452 611 Financial Performance Consolidated EBITDA (In Millions)

26 State-of-the-art Equipment Experienced and loyal workforce International Expansion & Diversification Loyal Customer Base Synergistic Manufacturing Business Strong Financial Performance & Balance Sheet Operational Excellence Attractive Valuation Investment Highlights